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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 1, 2002


                            D&E COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)

          Pennsylvania                   000-20709               23-2837108
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
         incorporation)                                      Identification No.)

                              124 East Main Street
                                  P.O. Box 458
                             Ephrata, PA 17522-0458
               (Address of Principal Executive Offices) (Zip Code)

                                 (717) 733-4101
              (Registrant's telephone number, including area code)


                           No Change Since Last Report
  ----------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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Explanatory Note



We are filing this Current Report on Form 8-K/A as Amendment No. 1 to our Form 8-K, filed on May 1, 2002 for the purpose of amending Items 5 and 7 to correct inadvertent errors in Exhibit 99.1 as originally filed.


ITEM 5. OTHER EVENTS.

Attached as Exhibit 99.1 hereto is a copy of the Registrant's Press Release dated May 1, 2002 regarding its unaudited operating results for the first quarter ended March 31, 2002, which is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)     Exhibits.

      99.1 D&E press release regarding unaudited operating results for the quarter ended March 31, 2002.


      99.2 Certain Information that will be disclosed by the Company in a proposed private placement of senior debt securities. (Previously filed)




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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            D&E COMMUNICATIONS, INC.
                                            ------------------------
                                            (Registrant)

                                            By:/s/ Thomas E. Morell
                                               ---------------------
                                               Thomas E. Morell
                                               Vice President, Chief Financial
                                               Officer and Treasurer



                                            Date: May 2, 2002